UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2017
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2017, the board of directors of NanoString Technologies, Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Company’s board of directors, voted to appoint Elisha W. Finney, as a director of the Company, effective immediately. Ms. Finney was appointed as a Class II director with a term expiring at the Company’s 2018 annual meeting of stockholders. Ms. Finney was also appointed to the audit committee of the Company’s board of directors and designated as an audit committee financial expert.

There are no transactions and no proposed transactions between Ms. Finney (or any member of her immediate family) and the Company (or any of its subsidiaries), and there is no arrangement or understanding between Ms. Finney and any other person or entity pursuant to which Ms. Finney was appointed as a director of the Company.

Ms. Finney will participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant, which was granted to Ms. Finney on May 9, 2017. The standard compensation plan for non-employee directors is described in the section entitled "Director Compensation Program" of the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2017.

A press release announcing Ms. Finney’s appointment to the board of directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	NanoString Technologies, Inc. Press release dated May 10, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	May 10, 2017	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NanoString Technologies, Inc. Press release dated May 10, 2017.